                      GUARANTY AND COLLATERAL CONFIRMATION

                                February 21, 2006

Technology Investment Capital Corp.,
as Collateral Agent
8 Sound Shore Drive, Suite 255
Greenwich, CT 06830

Ladies and Gentlemen:

     On the date hereof, Technology Investment Capital Corp., as Purchaser
(together with its successors and assigns, the "Purchaser") and MortgageIT,
Inc., a New York corporation (the "Company") are entering into that certain
Second Amendment of even date herewith (the "Second Amendment") to the First
Amended and Restated Note Purchase Agreement, dated as of August 23, 2005 (as amended by the First Amendment thereto dated as of October 14, 2005, the
"Existing Note Purchase Agreement"), by and among the Company and each of those persons and entities, severally and not jointly, whose names are set forth on the Schedule of Purchasers attached as SCHEDULE I thereto. Capitalized terms not defined herein shall have the meanings assigned to such terms in the Existing
Note Purchase Agreement as amended by the Second Amendment.

     Pursuant to the Second Amendment, on the date hereof the Purchaser and the
Company are amending certain provisions of the Existing Note Purchase Agreement and the Company is issuing and selling to the Purchaser an Additional Note in the principal amount of $15,000,000, as a result of which the aggregate principal amount of the outstanding Notes held by the Purchaser is being increased from $15,000,000 to $30,000,000.

     Pursuant to that certain Guaranty Agreement dated as of March 29, 2004 (as amended by an Assumption Agreement and a Collateral Confirmation, each dated
August 23, 2005, the "Guaranty Agreement") among the undersigned MortgageIT
Holdings, Inc. ("Holdings"), Home Closer LLC ("Closer") and Urbistar Settlement
Services, LLC ("Urbistar"; Holdings, Closer and Urbistar are hereinafter sometimes collectively referred to as the "Guarantors") and Technology
Investment Capital Corp., as collateral agent for the Purchasers (as such, the
"Collateral Agent"), the Guarantors have guaranteed the payment and performance of all obligations of the Company under the Existing Note Purchase Agreement and the other Transaction Documents.

     Each of the Guarantors hereby certifies to and agrees with the Collateral
Agent, for its benefit and for the benefit of the Purchaser, that the Guaranty
Agreement remains, on and after the date hereof, in full force and effect notwithstanding the execution and delivery of the Second Amendment and the consummation of the transactions thereby contemplated, including without limitation the issuance and sale of the Additional Note. Each of the Guarantors also certifies that the Guaranty Agreement shall be deemed to cover, secure and support, in addition to all obligations of the Company guaranteed thereby immediately prior to the execution of the Second Amendment and the consummation of the transactions thereby contemplated, any and all additional obligations of the Company contemplated by the Second Amendment, including without limitation the obligations represented by the Additional Note, and that all references in the Guaranty Agreement to the Existing Note Purchase Agreement shall be deemed to reference such Agreement as amended by the Second Amendment.

     Pursuant to that certain Pledge and Security Agreement dated as of March
29, 2004 (as amended by an Assumption Agreement and a Collateral Confirmation,
each dated August 23, 2005, the "Security Agreement") among the Company, Closer,
Urbistar and the Collateral Agent, the Company, Closer and Urbistar (hereinafter collectively the "Grantors") have granted liens and security interests in all of their assets and property to secure the payment and performance of all obligations of the Company under the Existing Note Purchase Agreement and the other Transaction Documents and all obligations of Closer and Urbistar under the
Guaranty Agreement.

     Each of the Grantors hereby certifies to and agrees with the Collateral
Agent, for its benefit and for the benefit of the Purchaser, that the Security
Agreement remains, on and after the date hereof, in full force and effect notwithstanding the execution and delivery of the Second Amendment and the consummation of the transactions thereby contemplated, including without limitation the issuance and sale of the Additional Note. Each of the Grantors also certifies that the Security Agreement and the liens and security interests thereby granted to the Collateral Agent shall be deemed to cover, secure and support, in addition to all obligations of the Grantors secured thereby immediately prior to the execution of the Second Amendment and the consummation of the transactions thereby contemplated, any and all additional obligations of the Grantors contemplated by the Second Amendment, including without limitation the obligations represented by the Additional Note and the Guaranty Agreement as
hereby confirmed, and that all references in the Security Agreement to the
Existing Note Purchase Agreement shall be deemed to reference such Agreement as amended by the Second Amendment.

     This Confirmation shall be governed by and construed in accordance with the laws of the State of New York. This Confirmation may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Confirmation by telecopy or other electronic means shall be effective as delivery of a manually executed counterpart of this Confirmation. Delivery of manually executed counterparts of this Confirmation shall immediately follow delivery by telecopy or other electronic means, but the failure to so deliver a manually executed counterpart shall not affect the validity, enforceability, or binding effect hereof. This Confirmation shall be binding on the successors and assigns of the parties, including any surviving Person resulting from the merger, consolidation or sale of all or substantially all of the assets of such party.

                                        Very truly yours,

                                        MORTGAGEIT, INC.

                                        By: /s/ Glenn J. Mouridy
                                            ------------------------------------
                                        Name: Glenn J. Mouridy
                                        Title: Executive Vice President

                                        MORTGAGEIT HOLDINGS, INC.

                                        By: /s/ Glenn J. Mouridy
                                            ------------------------------------
                                        Name: Glenn J. Mouridy
                                        Title: President, CFO

                                        HOME CLOSER LLC

                                        By: /s/ Jane Prokop
                                            ------------------------------------
                                        Name: Jane Prokop, Manager

                                        By: /s/ Richard Hofbauer
                                            ------------------------------------
                                        Name: Richard Hofbauer, Manager

                                        URBISTAR SETTLEMENT SERVICES, LLC
                                        By Home Closer LLC, as Sole Member

                                        By: /s/ Jane Prokop
                                            ------------------------------------
                                        Name: Jane Prokop, Manager of Sole
                                              Member

                                        By: /s/ Richard Hofbauer
                                            ------------------------------------
                                        Name: Richard Hofbauer, Manager of Sole
                                              Member

ACKNOWLEDGED AND AGREED:

TECHNOLOGY INVESTMENT CAPITAL CORP.,
as Collateral Agent

By: /s/ Saul B. Rosenthal
    ------------------------------------
Name: Saul B. Rosenthal
Title: President